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                                                                   Exhibit 10.21

August 15, 1996

Ms. Yvette Lamprecht
115 23rd Street
Manhattan Beach, California 90266

Dear Ms. Lamprecht:

      The following are the provisions of your employment agreement commencing August 26, 1996:

Position:      Chief Financial Officer
Salary:        $120,000 per annum
Stock Options: 150,000 shares of common stock of Chantal Pharmaceutical
               Corporation granted at $4 3/4 exercise price vesting as follows:

                  Shares              Vesting
               (a) 25,000             Upon signing
               (b) 10,000             9/30/96
               (c) 10,000             2/15/97
               (d) 10,000             5/15/97
               (e) 20,000             9/30/97
               (f) 25,000             If (i) EPS for fiscal 1997 is at least
                                      $1.50/share; or (ii) EPS for two
                                      consecutive fiscal quarters in fiscal 1997
                                      is at least $.45/share; or (iii) Net
                                      Margin (i.e., net income divided by total
                                      revenues) for fiscal 1997 is at least 35%
                                      if cost of goods sold as a percentage of
                                      total revenues is less than 20%, or Net
                                      Margin is at least 30% if cost of goods
                                      sold is 20% or more.
               (g) 15,000             If (i) EPS for fiscal 1997 is at least
                   (additional        $2.00/share; or (ii) EPS for two
                   to (f) above)      consecutive fiscal quarters in fiscal
                                      1997 is at least $.60/share; or (iii) Net
                                      Margin for fiscal 1997 is at least 40%
                                      if cost of goods sold as a percentage of total revenues is less than 20%; or Net













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Ms. Yvette Lamprecht
Page Two
August 15, 1996


                                  Margin is at least 35% if cost of goods
                                  sold is 20% or more.

              (h) 35,000
                  (additional     If EPS for fiscal 1998 is at least 2 x fiscal
                  to (f) and (g) 1997 EPS, but EPS must be at least $1.50/share. above)

              All EPS numbers to be calculated on accrual method, as determined on the filed 10-Qs and 10-Ks. Expenses recorded for any lawsuit costs and settlement of lawsuits to be excluded from calculations of EPS and Net Margin.

              Additional Stock Option Provisions:
              Shares under option shall have piggyback registration rights; vested shares shall be subject to an exercise period of three years from vesting; on an acquisition, merger or significant change in management, all stock option shares vest; there will be no special provision relating to dilution.

Benefits:     Standard for Company, as expanded from time to time
Termination:  By the Company
              with cause - 60 days if within the first three months; thereafter without compensation without cause - 180 days

Relocation:   Reimbursement of reasonable expenses not to exceed $12,000 for relocation of corporate headquarters to Florida

Vacation:     Year 1:  2 weeks
              After year 1 of employ:  3 weeks


Subject to recommendation for employ by Dr. Paul Thorne, Psycom International, which has occurred favorably.
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Ms. Yvette Lamprecht
Page Three
August 15, 1996


       The foregoing provisions shall be included in a formal employment agreement but execution thereof is not a condition subsequent of this contract.

                                    Sincerely,

                                    /s/ Chantal Burnison

                                    CHANTAL BURNISON
                                    Chief Executive Officer

CB:bg

The foregoing is agreed to:

/s/ Yvette Lamprecht
-----------------------     Date: August 15, 1996
Yvette Lamprecht